Filed pursuant to Rule 497(e)
Registration Nos. 333-151672; 811-22208

ANGEL OAK MULTI-STRATEGY INCOME FUND

a series of Valued Advisers Trust

Class A | Class C | Institutional Class

December 11, 2014

Supplement to the

Prospectus and Statement of Additional Information (“SAI”)

dated May 30, 2014, as previously supplemented

The Board of Trustees (the “Board”) of Valued Advisers Trust (the “Trust”) has approved an Agreement and Plan of Reorganization (the “Plan”) between the Trust, on behalf of the Angel Oak Multi-Strategy Income Fund (the “Fund”), and Angel Oak Funds Trust, a Delaware statutory trust. Pursuant to the Plan, the Fund would be reorganized into a newly-organized series of Angel Oak Funds Trust of the same name, the Angel Oak Multi-Strategy Income Fund (the “New Fund”). The New Fund will have the same investment objective, same investment adviser, same portfolio managers, and substantially similar investment policies and strategies as the Fund. The reorganization is intended to be tax-free, meaning that the Fund’s shareholders will become shareholders of the New Fund without realizing any gain or loss for federal tax purposes.

The Board’s decision to reorganize the Fund is subject to shareholder approval. Shareholders of record of the Fund on or about December 19, 2014 will receive a proxy statement that contains important information about the reorganization and the New Fund, including information about investment strategies and risks, fees and expenses. The proxy statement should be read carefully before making any investment decisions. If approved by shareholders, the reorganization is anticipated to close in April 2015.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Fund, nor is it a solicitation of any proxy.

Please retain this Supplement with your Prospectus and SAI for future reference.